SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 17, 2005
Date of Report (Date of Earliest Event Reported)

EQUITY INNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-12073	62-1550848

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

7700 Wolf River Boulevard
Germantown, Tennessee 38138
(Address of Principal Executive Offices) (Zip Code)

(901) 754-7774
(Registrant’s Telephone Number, Including Area Code)

N/A
( Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EX-4.1 JUNIOR SUBORDINATED INDENTURE
EX-4.2 AMENDED AND RESTATED TRUST AGREEMENT
EX-4.3 FORM OF JUNIOR SUBORDINATED NOTE
EX-4.4 FORM OF TRUST PREFERRED SECURITY CERTIFICATE
EX-10.1 PURCHASE AGREEMENT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 17, 2005, Equity Inns Partnership, L.P. (the “Partnership”), the operating partnership subsidiary of Equity Inns, Inc. (the “Company”), completed the issuance and sale in a private placement of $50,000,000 in aggregate principal amount of fixed/floating rate preferred securities (the “Trust Preferred Securities”) issued by the Partnership’s wholly-owned subsidiary, Equity Inns Statutory Trust (the “Trust”). The Trust Preferred Securities mature on June 30, 2035, are redeemable at the Company’s option beginning June 30, 2010, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions will be payable quarterly at a fixed interest rate equal to 6.93% per annum through June 30, 2010 and then will be payable at a variable interest rate equal to the London Interbank Offered Rate (“LIBOR”) rate plus 2.85% per annum. The Trust simultaneously issued 1,550 of the Trust’s common securities (the “Common Securities”) to the Partnership for a purchase price of $1,550,000, which constitute all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities together with the proceeds from the sale of the Common Securities to purchase $51,550,000 in aggregate principal amount of unsecured fixed/floating rate junior subordinated notes due June 30, 2035 issued by the Partnership (the “Junior Subordinated Notes”). The net proceeds to the Partnership from the sale of the Junior Subordinated Notes to the Trust will be used by the Partnership for general corporate purposes, including the potential acquisitions of hotel properties.

The Junior Subordinated Notes were issued pursuant to a Junior Subordinated Indenture, dated June 17, 2005 (the “Indenture”), between the Partnership and JPMorgan Chase Bank, National Association, as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid by the Partnership will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Junior Subordinated Notes (and thus a like amount of the Preferred Trust Securities) on or after June 30, 2010. If the Company redeems any amount of the Junior Subordinated Notes, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Trust Agreement, dated June 30, 2005 (the “Trust Agreement”), among the Partnership, as depositor, JPMorgan Chase Bank, National Association, as property trustee and Delaware trustee, the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust. Under the terms of the Trust Preferred Securities, an event of default generally occurs upon:

•	non-payment of interest on the Junior Subordinated Notes when it becomes due and payable, and continuance of the default for a period of 90 days;

•	non-payment of the principal of, or any premium on, the Junior Subordinated Notes at their maturity;

•	the Partnership’s failure to comply with its covenants or certain other provisions of the Indenture, which failure continues for a period of 90 days after the Partnership receives notice of such failure;

•	non-payment of any distribution on the Trust Securities when it becomes due and payable, and continuance of the default for a period of 90 days;

•	non-payment of the redemption price of any Trust Security when it becomes due and payable;

•	the Trustee’s failure to comply in any material respect with any covenants or certain other provisions of the Trust Agreement, which failure continues for a period of 90 days after the Trustees and the Partnership receive notice of such failure; or

•	bankruptcy or liquidation of the Partnership or of the Trust.

The offering of the Trust Preferred Securities was conducted pursuant to a Purchase Agreement, dated as of June 17, 2005, among the Partnership, the Trust and Merrill Lynch International, as the initial purchaser.

The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, the Trust Agreement, the Junior Subordinated Notes, the Trust Preferred Securities and the Purchase Agreement. Copies of the Indenture, the Trust Agreement, the form of security representing the Junior Subordinated Notes, the form of Trust Preferred Securities Certificate and the Purchase Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

All of the securities described in Item 1.01 were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder based on the manner of the offering and the nature of the purchase.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C	)	Exhibits.

4.1		Junior Subordinated Indenture, dated as of June 17, 2005, between the Partnership and JPMorgan Chase Bank, National Association, as trustee.

4.2
Amended and Restated Trust Agreement, dated as of June 17, 2005, among the Partnership, as depositor, JPMorgan Chase National Association, as property trustee and Delaware trustee, the Administrative Trustees named therein and the holders of undivided beneficial interests in the assets of the Trust.

4.3		Form of Junior Subordinated Note.

4.4		Form of Trust Preferred Security Certificate.

10.1		Purchase Agreement, dated as of June 17, 2005, among the Company, the Partnership, the Trust and Merrill Lynch International.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.
June 23, 2005	/s/ J. Mitchell Collins
J. Mitchell Collins
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1	Junior Subordinated Indenture, dated as of June 17, 2005, between the Partnership and JPMorgan Chase Bank, National Association, as trustee.

4.2
Amended and Restated Trust Agreement, dated as of June 17, 2005, among the Partnership, as depositor, JPMorgan Chase National Association, as property trustee and Delaware trustee, the Administrative Trustees named therein and the holders of undivided beneficial interests in the assets of the Trust.

4.3	Form of Junior Subordinated Note.

4.4	Form of Trust Preferred Security Certificate.

10.1	Purchase Agreement, dated as of June 17, 2005, among the Company, the Partnership, the Trust and Merrill Lynch International.